UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 2, 2006
                                                         ----------------

                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

        0-23972                                           13-6972380
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(Commission File Number)                       (IRS Employer Identification No.)

          625 MADISON AVENUE
          NEW YORK, NEW YORK                                        10022
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 317-5700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On November 2, 2006, American Mortgage Acceptance Company (the "Registrant") completed the sale of twenty Federal National Mortgage Association securities, as previously reported in its 8-K filed on November 2, 2006. While this sale is not a disposition of a significant portion of the Registrant's assets, as defined by Rule 11-01 of Regulation S-X, such sale, when combined with the sale by the Registrant of the Reserve at Autumn Creek Property ("Autumn Creek") (described below), qualifies as a significant real estate disposition and requires the Registrant to report such dispositions and to provide pro forma financial information. On October 24, 2006, the Registrant sold Autumn Creek from its real estate owned portfolio for $18.1 million. The pro forma information in connection to these sales is reported below under section (a) and
(b) of Item 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)(b) Pro Forma Financial Information.

     The  unaudited pro forma  condensed  balance sheet of Registrant as of June
30, 2006, and the unaudited pro forma condensed statements of operations of Registrant for the year ended December 31, 2005, and for the six months ended June 30, 2006, giving effect to the dispositions of certain investments are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(C) EXHIBITS


EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
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99.1      Unaudited  pro  forma  condensed   balance  sheet  American   Mortgage
          Acceptance Company as of June 30, 2006, and unaudited pro forma condensed statements of operations of American Mortgage Acceptance Company for the year ended December 31, 2005, and for the six months ended June 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            American Mortgage Acceptance Company
                                            (Registrant)



November 8, 2006                            By:    /s/ Alan P. Hirmes
                                                   -----------------
                                            Name:  Alan P. Hirmes
                                            Title: Chief Financial Officer